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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) July 29, 2004
                                                          -------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-25478            63-1133624
         --------                      ------------         ----------
(State or other jurisdiction of        (Commission          (IRS Employer
 Incorporation)                        File Number)         Identification No.)

                 102 South Court Street, Florence, Alabama         35630
                 -------------------------------------------------------
                 (Address of principal executive offices)     (Zip Code)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

         The State Banking Department of the State of Alabama (the "Department") and the Federal Deposit Insurance Corporation (the "FDIC") have terminated the outstanding consent order with the Registrant's wholly owned subsidiary, First Southern Bank (the "Bank"), that became effective March 25, 2002. In lieu of the March 25, 2002 order, the Bank's board of directors has made certain written assurances to the Department and the FDIC in the form of a Memorandum of Understanding ("MOU") to address certain items requiring additional corrective action. The Registrant's press release dated July 30, 2004 announcing the termination of the current order and its substitution with the MOU are filed as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

                (a)   Not applicable.
                (b)   Not applicable.
                (c)   The following Exhibits are included with this Report:

                      Exhibit No.        Description
                      -----------        -----------

                      99.1               Press Release, dated July 30, 2004
                      99.2               Memorandum of Understanding, dated
                                         July 29, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST SOUTHERN BANCSHARES, INC.



Dated: August 3, 2004                  By: /s/ B. Jack Johnson
                                           -------------------------------------
                                           B. Jack Johnson
                                           President and Chief Executive Officer

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EXHIBIT INDEX


Exhibit 99.1           Press Release, dated July 30, 2004
Exhibit 99.2           Memorandum of Understanding, dated July 29, 2004